Exhibit 23.2

                       [LETTERHEAD OF DASZKALBOLTON LLP]

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We consent to the use in this Registration Statement on Form SB-2 of our report dated October 8, 2001, related to the financial statements of Anagram Plus, Inc. and to the reference to our firm under the caption "experts" in the Prospectus.


                                        /s/ DaszkalBolton LLP

Boca Raton, Florida
April 4, 2002